DEBTOR:  CAT II, INC.                              CASE NUMBER:  01-10968 (EIK)

                                                                   EXHIBIT 99.11

                            MONTHLY OPERATING REPORT
                            AS OF FEBRUARY 28, 2002
                                      AND
                            FOR THE MONTH THEN ENDED




In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached February Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.




 /s/ NICHOLAS J. DAVISON
------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR: CAT II, INC.                                 CASE NUMBER: 01-10968 (EIK)

                            MONTHLY OPERATING REPORT
                            AS OF FEBRUARY 28, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to February Monthly Operating Report

                    Summary Of Bank And Investment Accounts        Attachment 1
                                  CAT II, Inc.
Summary                      Case No: 01-10968 (EIK)                  UNAUDITED
CAT II, Inc               For Month Of February, 2002

                                        Balances
                             ------------------------------    Receipts &          Bank
                                Opening           Closing      Disbursements       Statements       Account
Account                      As Of 2/01/02    As Of 2/28/02    Included            Included         Reconciled
-------                      -------------    -------------    -------------       ----------       ----------
No Bank Or Investment               NA              NA             NA                  NA               NA
Accounts

                            Receipts & Disbursements               Attachment 2
                                  CAT II, Inc.
Summary                     Case No: 01-10968 (EIK)
CAT II, Inc.              For Month Of February, 2002
Attach 2


       No Receipts Or Disbursements Due To No Bank Or Investment Accounts

                 Concentration & Investment Account Statements     Attachment 3
                                  CAT II, Inc.
Summary                    Case No: 01-10968 (EIK)
CAT II, Inc.             For Month Of February, 2002
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                            Date: 20-MAR-02
INCOME STATEMENT - ATTACHMENT 4                                 Page:   1
Current Period: FEB-02

currency USD
Company=59 (CAT - AHC)

                                       PTD-Actual
                                       28-Feb-02
                                       ----------
Revenue
Gross Revenue                             0.00
Allowances                                0.00
                                        ------
Net Revenue                               0.00

Operating Expenses
Air                                       0.00
Hotel                                     0.00
Commissions                               0.00
Onboard Expenses                          0.00
Passenger Expenses                        0.00
Vessel Expenses                           0.00
Layup/Drydock Expense                     0.00
Vessel Insurance                          0.00
                                        ------
Total Operating Expenses                  0.00

                                        ------
Gross Profit                              0.00

SG&A Expenses
Sales & Marketing                         0.00
Pre-Opening Costs                         0.00
                                        ------
Total SG&A Expenses                       0.00

                                        ------
EBITDA                                    0.00

Depreciation                              0.00
                                        ------
Operating Income                          0.00

Other Expense/(Income)
Interest Income                           0.00
Equity in Earnings for Sub                0.00
Reorganization expenses                   0.00
                                        ------
Total Other Expense/(Income)              0.00
                                        ------
Net Pretax Income/(Loss)                  0.00

Income Tax Expense                        0.00
                                        ------
Net Income/(Loss)                         0.00
                                        ======

AMCV US SET OF BOOKS                                            Date: 20-MAR-02
BALANCE SHEET - ATTACHMENT 5                                    Page:   1
Current Period: FEB-2

currency USD
Company=59 (CAT - AHC)

                                           YTD-Actual              YTD-Actual
                                           28-Feb-02               22-Oct-01
                                          ------------            ------------
ASSETS

Cash and Equivalent                               0.00                    0.00

Restricted Cash                                   0.00                    0.00

Accounts Receivable                               0.00              256,467.70

Inventories                                       0.00                    0.00

Prepaid Expenses                          2,105,887.05            1,904,155.44

Other Current Assets                              0.00                    0.00
                                          ------------            ------------
Total Current Assets                      2,105,887.05            2,160,623.14

Fixed Assets                                      0.00                    0.00

Accumulated Depreciation                          0.00                    0.00
                                          ------------            ------------
Net Fixed Assets                                  0.00                    0.00

Net Goodwill                                      0.00                    0.00

Intercompany Due To/From                  2,071,800.99            1,958,103.81

Net Deferred Financing Fees                       0.00                    0.00

Net Investment in Subsidiaries                    0.00                    0.00
                                          ------------            ------------
Total Other Assets                        2,071,800.99            1,958,103.81
                                          ------------            ------------
Total Assets                              4,177,688.04            4,118,726.95
                                          ------------            ------------

AMCV US SET OF BOOKS                                            Date: 20-MAR-02
BALANCE SHEET - ATTACHMENT 5                                    Page:   2
Current Period: FEB-2

currency USD
Company=59 (CAT - AHC)

                                              YTD-Actual              YTD-Actual
                                               28-Feb-02               22-Oct-01
                                             ------------            ------------
LIABILITIES

Accounts Payable                                     0.00                    0.00

Accrued Liabilities                                  0.00                    0.00

Deposits                                             0.00                    0.00
                                             ------------            ------------
Total Current Liabilities                            0.00                    0.00

Long Term Debt                                       0.00                    0.00

Other Long Term Liabilities                    917,296.83              939,123.43
                                             ------------            ------------
Total Liabilities                              917,296.83              939,123.43

OTHER

Liabilities Subject to Compromise                    0.00                    0.00
                                             ------------            ------------
Total Other                                          0.00                    0.00

OWNER'S EQUITY

Common Stock                                        10.00                   10.00

Add'l Paid In Capital                        2,919,930.15            2,919,930.15

Current Net Income (Loss)                            0.00             (735,590.03)

Retained Earnings                              340,451.06              995,253.40
                                             ------------            ------------
Total Owner's Equity                         3,260,391.21            3,179,603.52
                                             ------------            ------------
Total Liabilities & Equity                   4,177,688.04            4,118,726.95
                                             ------------            ------------

CAT II, Inc.                       ATTACHMENT 6                         01-10968
                    Summary List of Due To/Due From Accounts
                      For the Month Ended January 31, 2002

                                                                BEGINNING                                           ENDING
AFFILIATE NAME                               CASE NUMBER         BALANCE             DEBITS        CREDITS         BALANCE
American Classic Voyages Co.                  01-10954       (15,962,593.03)        3,176.41          --       (15,959,416.62)
AMCV Cruise Operations, Inc.                  01-10967        (9,637,982.06)              --          --        (9,637,982.06)
The Delta Queen Steamboat Co.                 01-10970               100.00               --          --               100.00
Great River Cruise Line, L.L.C                01-10963            (1,025.41)              --          --            (1,025.41)
Cruise America Travel, Incorporated           01-10966           (23,133.53)              --          --           (23,133.53)
Cape May Light, L.L.C                         01-10961            (2,038.56)              --          --            (2,038.56)
Project America, Inc.                         N/A                 (1,925.90)              --          --            (1,925.90)
Oceanic Ship Co.                              N/A             15,529,527.96               --          --        15,529,527.96
Ocean Development Co.                         01-10972           362,391.82               --          --           362,391.82
Great Hawaiian Properties Corporation         01-10971              (570.94)              --          --              (570.94)
American Hawaii Properties Corporation        01-10976             3,675.11               --          --             3,675.11
Great Independence Ship Co.                   01-10969        11,802,199.12               --          --        11,802,199.12
                                                             ----------------------------------------------------------------
                                                               2,068,624.58         3,176.41          --         2,071,800.99
                                                             ================================================================

                                  CAT II, Inc.
                                 01-10968 (EIK)


                           Accounts Receivable Aging
                            As of February 28, 2002




                                  Attachment 7


                                 Not Applicable

                                  CAT II, Inc.
                                 01-10968 (EIK)


                            Accounts Payable Detail
                            As of February 28, 2002




                                  Attachment 8


                                 Not Applicable

DEBTOR:  CAT II, INC.                              CASE NUMBER:  01-10968 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                            AS OF FEBRUARY 28, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO FEBRUARY MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.

2. Amount represents pre-petition pre-paid airline tickets. Amounts representing liabilities to airlines for airline tickets and contained in "liabilities subject to compromise" may be setoff by pre-paid airline tickets.